Exhibit 32.02
THE HARTFORD INSURANCE GROUP, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ENACTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2026 of The Hartford Insurance Group, Inc. (the “Company”), filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. section 1350 as enacted by section 906 of the Sarbanes-Oxley Act of 2002, that:
1)The Report fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 26, 2026	/s/ Beth A. Costello
Beth A. Costello
Executive Vice President and Chief Financial Officer

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